Acquisitions/ Divestitures	12 Months Ended
Dec. 31, 2019
Business Combinations [Abstract]
Acquisitions/ Divestitures	Acquisitions/ Divestitures
Acquisitions
The Company accounts for the acquisitions of businesses using the purchase method of accounting. The Company allocates the purchase price to the tangible and identifiable intangible assets and liabilities assumed based on their estimated fair values. Purchased identifiable intangible assets typically include subscriber relationships, trade names, domain names held for sale, developed technology and in-process research and development. The methodologies used to determine the fair value assigned to subscriber relationships and domain names held for sale are typically based on the excess earnings method that considers the return received from the intangible asset and includes certain expenses and also considers an attrition rate based on the Company’s internal subscriber analysis and an estimate of the average life of the subscribers. The fair value assigned to trade names is typically based on the income approach using a relief from royalty methodology that assumes that the fair value of a trade name can be measured by estimating the cost of licensing and paying a royalty fee for the trade name that the owner of the trade name avoids. The fair value assigned to developed technology typically uses the cost approach. If applicable, the Company estimates the fair value of contingent consideration payments in determining the purchase price. The contingent consideration is then adjusted to fair value in subsequent periods as an increase or decrease in current earnings in general and administrative expense in the consolidated statements of operations and comprehensive income (loss).
Acquisitions—2019
Ecomdash
On September 13, 2019, the Company acquired substantially all of the assets of LTD Software LLC, doing business as Ecomdash (“Ecomdash”), which is a software provider that offers inventory management and marketplace listing solutions for small and mid-sized businesses selling online. The aggregate purchase price was $9.6 million, of which approximately $8.9 million was paid in cash at the closing. The Company retained the remainder of the purchase price as a holdback to fund any working capital adjustment, if applicable, and to serve as security for the indemnification obligations of the seller under the asset purchase agreement. Subject to any indemnification claims, the Company will release the holdback funds, less a small working capital adjustment, to the seller twelve months from the closing date. Transaction costs were expensed as incurred and were not material. The Company has accounted for this transaction as a business combination in accordance with the acquisition method of accounting, which requires, among other things, that assets acquired and liabilities assumed be recognized at their estimated fair values as of the acquisition date. The following table summarizes the preliminary allocation of the purchase consideration to the assets acquired and liabilities assumed at the date of acquisition:

September 13, 2019
(in thousands)

Working capital	$(187)
Goodwill	6,973
Developed technology	2,445
Subscriber relationships	390
Total	$9,621

Goodwill related to the acquisition is deductible for tax purposes.
Divestitures—2019
On December 5, 2019, the Company completed the sale of substantially all assets of its SinglePlatform digital storefront business, including all of the membership interests of its subsidiary SinglePlatform, LLC, to TripAdvisor LLC for consideration of approximately $51.0 million in cash. The Company recognized a pre-tax gain on the sale of $40.7 million during the fourth quarter of 2019, which was recorded as an operating expense in the consolidated statements of operations and other comprehensive income (loss). SinglePlatform contributed $28.4 million and $25.4 million in revenue in the years ended December 31, 2018 and 2019, respectively.